UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

BERRY PLASTICS GROUP, INC. (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	001-35672 (Commission File Number)	20-5234618 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 2.03 of this Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 3, 2012, Berry Plastics Group, Inc. (“Company”), the parent of Berry Plastics Corporation (“BPC”), became a guarantor of the following securities issued by the BPC and guaranteed by certain subsidiaries of BPC : (i) the 9.75% Second Priority Senior Secured Notes due 2021 (the “2021 Notes”), (ii) the 9½% Second Priority Senior Secured Notes due 2018 (the “2018 Notes”), (iii) the First Priority Senior Secured Floating Rate Notes due 2015 (the “2015 Floating Rate Notes”), (iv) the 8¼% First Priority Senior Secured Notes due 2015 (the “2015 Fixed Rate Notes”), (v) the Second Priority Senior Secured Floating Rate Notes due 2014 (the “2014 Notes”), and (vi) the 10¼% Senior Subordinated Notes due 2016 (the “2016 Notes” and together with the 2021 Notes, 2018 Notes, 2015 Notes Floating Rate Notes, 2015 Fixed Rate Notes and 2014 Notes, the “BPC Notes”).

The Supplemental Indentures effecting the Company’s guarantee of the BPC Notes are attached hereto as Exhibits 10.1 through 10.6 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Supplemental Indenture, dated as of December 3, 2012 among Berry Plastics Group, Inc., Berry Plastics Corporation, and U.S. Bank National Association, as trustee, with respect to the indenture, dated as of November 19, 2010, respecting Berry Plastics Corporation’s 9.75% Second Priority Senior Secured Notes due 2021.

10.2
Supplemental Indenture, dated as of December 3, among Berry Plastics Group, Inc., Berry Plastics Corporation, and U.S. Bank National Association, as trustee, with respect to the indenture, dated as of April 30, 2010, respecting Berry Plastics Corporation’s 9½% Second Priority Senior Secured Notes due 2018.

10.3
Supplemental Indenture, dated as of December 3, 2012 among Berry Plastics Group, Inc., Berry Plastics Corporation, and U.S. Bank National Association, as trustee, with respect to the indenture, dated as of April 21, 2008, respecting Berry Plastics Corporation’s First Priority Senior Secured Floating Rate Notes due 2015.

10.4
Supplemental Indenture, dated as of December 3, 2012 among Berry Plastics Group, Inc., Berry Plastics Corporation, and U.S. Bank National Association, as trustee, with respect to the indenture, dated as of November 12, 2009, respecting Berry Plastics Corporation’s 8¼% First Priority Senior Secured Notes due 2015.

10.5
Supplemental Indenture, dated as of December 3, 2012 among Berry Plastics Group, Inc., Berry Plastics Corporation, and U.S. Bank National Association, as trustee, with respect to the indenture, dated as of September 20, 2006, respecting Berry Plastics Corporation’s Second Priority Senior Secured Floating Rate Notes due 2014.

10.6
Supplemental Indenture, dated as of December 3, 2012 among Berry Plastics Group, Inc., Berry Plastics Corporation, and U.S. Bank National Association, as trustee, with respect to the indenture, dated as of February 16, 2006, respecting Berry Plastics Corporation’s 10¼% Senior Subordinated Notes due 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS GROUP, INC.

Date: December 6, 2012 By: /s/ Jeffrey D. Thompson
Name:   Jeffrey D. Thompson
Title:     Executive Vice President and Chief Legal Officer